Investor Presentation THIRD QUARTER 2017 ALWAYS CONNECTED Exhibit 99.1

Certain statements made in this presentation may constitute "forward-looking statements" within the meaning of the safe harbor provisions of the United States Private Securities Litigation Reform Act of 1995 — that is, statements related to the future, not past, events. Forward-looking statements are based on current expectations and include any statement that does not directly relate to a current or historical fact. In this context, forward-looking statements often address our expected future business and financial performance, and often contain words such as "anticipate," "believe," "intend," "expect," "plan" or other similar words. Forward-looking statements in this presentation include, without limitation, statements regarding projected revenue, Adjusted EBITDA and Unlevered Free Cash Flow (UFCF) for RigNet. These forward-looking statements involve certain risks and uncertainties that ultimately may not prove to be accurate. Actual results and future events could differ materially from those anticipated in such statements. Factors that could cause actual results to differ materially from those contemplated in our forward-looking statements include, among others: adverse changes in economic conditions in the markets we operate; the extent, timing and overall effects of competition in our industry; the impact of new, emerging or competing technologies; material changes in the communications industry that could adversely affect vendor relationships with equipment and network suppliers and customer relationships with wholesale customers; unfavorable results of litigation or intellectual property infringement claims asserted against us; unanticipated increases or other changes in our future cash requirements; the effects of federal and state legislation, and rules and regulations governing the communications industry; the impact of equipment failure, natural disasters or terrorist acts; and those additional factors set forth under the caption “Risk Factors” and other factors described in our filings with the SEC, including under the section “Management’s Discussion and Analysis of Financial Condition and Results of Operations” in our Form 10-K for the fiscal period December 31, 2016, which is incorporated by reference herein. RigNet undertakes no obligation and does not intend to update these forward-looking statements to reflect events or circumstances occurring after this press release. You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date of this press release. All forward-looking statements are qualified in their entirety by this cautionary statement. In addition to U.S. GAAP financials, this presentation includes certain non-GAAP financial measures. These non-GAAP measures are in addition to, not a substitute for or superior to, measures of financial performance prepared in accordance with GAAP. Definitions of these non-GAAP measures and reconciliations between certain GAAP and non-GAAP measures are included in the appendix to this presentation. FORWARD-LOOKING STATEMENTS ALWAYS CONNECTED

ALWAYS CONNECTED TODAY’S PRESENTERS Steve Pickett CHIEF EXECUTIVE OFFICER & PRESEIDENT Joined May 2016 Chip Schneider SVP & CHIEF FINANCIAL OFFICER Joined December 2015

Steve Pickett CEO & President Joined May 2016 Jay Hilbert SVP, Global Sales & Marketing Joined November 2016 Chip Schneider SVP, CFO Joined December 2015 Ed Traupman VP, Systems Integration & Global Customer Care Joined November 2016 Brendan Sullivan SVP, CTO Joined May 2017 Egbert Clarke VP, Operations Joined July 2017 Lance Smith VP, Engineering & Product Development Joined May 2017 Brad Eastman SVP, General Counsel Joined November 2017

MANAGED SERVICES Network communication services, telephony and technology for remote sites on land or at sea APPS & IoT SCADA, data protection and other applications and services that work “over-the-top” of our Managed Services networks SYSTEMS INTEGRATION Design, engineering, procurement, installation and project management for processing facilities and industrial sites RigNet is a global technology company providing customized communications services, applications and data protection solutions to enhance safety, customer decision making and business performance Our solutions range from fully managed voice and data networks to more advanced applications, that enable visibility and collaboration, to world-scale system design and integration ALWAYS CONNECTED WHO IS RIGNET?

ALWAYS CONNECTED WHY RIGNET? It’s simple: industrial transformation is driving higher volumes of information and the demand for faster connection speeds to accommodate real-time communication of voice, video and data RigNet is partnering with leading businesses to transform their operations by providing secure networks and tools to help collect, connect and protect critical information and support employees in the field Mobile data traffic has skyrocketed with a 70% increase between Q1 2016 and Q1 2017 Mobile Data Traffic Connection Speed The average U.S. connection speed has increased 22% YoY in 2017, with an average of 18.7 Mbps Tools & Applications ERP applications, video collaboration, data analytics and security are requiring more sophisticated networks with higher throughput and lower latency Tools & Applications Bandwidth Demand Connection Speed Mobile Data Traffic Source: Akamai State of the Internet Q1 2017 Report; Ericson Mobility Report, June 2017; Company data

WHAT DO WE OFFER?

COLLECT

- Supervisory Control and Data Acquisition (SCADA)
- Asset Monitoring (IoT)
- Meteorological and Oceanographic data (MetOcean)
- Adaptive Video Intelligence (AVI)
- Security and Emergency Response

CONNECT

- End-to-end managed services over globally deployed networks
- Technology agnostic, utilizing satellite, fiber, microwave and cellular backhaul
- Self Acquiring Satellite Box (SASB) with push-to-start installation
- Systems integration capital projects

PROTECT

- CyphreLink
- Cyphre Encryption Gateway
- Cyphre Secure Storage
- Cyphre Secure IoT
- Video surveillance
- Industrial security systems

SUPPORT

- CrewConnect™ Wi-Fi
- CrewConnect™ Infotainment
- CrewConnect™ Hotspot
- 24/7 Global Customer Care

ALWAYS CONNECTED
7
RigNet

WHERE DO WE WORK? office teleports Core/pop Core connections Serving 1,175 customer sites in 50 countries

OIL & GAS DRILLING OIL & GAS OPERATORS CONTRACTORS SERVICE COMPANIES OTHER WHO DO WE SERVE? ENERGY MARITIME AVIATION ENTERPRISE CHANNEL SALES MINING UTILITIES GOVERNMENT & NGO

HOW ARE WE GROWING? DRILLERS OIL & GAS IOT / SCADA CYBERSECURITY OIL & GAS OPERATORS DRILLERS SERVICES COMPANIES

WHERE ARE WE GROWING? ALWAYS CONNECTED We are investing in developing innovative application layer solutions, which will transform our customers’ businesses along with the networks we build and manage

RigNet provides solutions ranging from fully-managed voice and data networks to advanced services and applications enabling video collaboration, video surveillance, real-time operational monitoring, data protection, system integration and crew welfare. ALWAYS CONNECTED HOW DO WE SUPPORT THE ENERGY INDUSTRY? UPSTREAM MIDSTREAM DOWNSTREAM PIPELINE REFINING DISTRIBUTION TRANSPORTATION PROCESSING EXPLORATION | PRODUCTION DRILLING RIGS, PRODUCTION, PLATFORMS, SUPPLY VESSELS, PIPELINE NETWORKS, PROCESSING FACILITIES & REMOTE OFFICE LOCATIONS

We provide fully-integrated global services, connecting global teams via a NIST Cybersecurity Framework (CSF) assured network, designed for the demands of businesses competing in today’s digital world Our exceptional, internationally dispersed customer care centers provide 24/7 response to maintain operational productivity and to reduce risk MANAGED SERVICES ALWAYS CONNECTED Network communication services, telephony and technology for remote sites on land or at sea

RigNet offers global reach to support customer network requirements at drilling and production sites, allowing drillers, operators and service companies to focus on the job at hand…real-time, efficiently and safely ALWAYS CONNECTED WHERE IS OUR UPSTREAM ENERGY PRESENCE? As of 9/30/2017

From Supervisory Control and Data Acquisition (SCADA) and Adaptive Video Intelligence (AVI) to BlackTIE™, MetOcean and CrewConnect™, our applications harness and protect mission-critical information to enhance performance, even in the harshest, most remote locations on the planet APPS & IoT ALWAYS CONNECTED SCADA, data protection and other applications and services that work “over-the-top” of our Managed Services networks

WHAT APPS AND SERVICES DO WE OFFER? ALWAYS CONNECTED ALWAYS CONNECTED One of the largest SCADA footprints in North America operating the SkyEdge I and SkyEdge II platforms A Tier 1 distribution partner for Inmarsat and Iridium® L-Band M2M and message-based IoT Services with over 25 Gigabytes of M2M traffic traversing the network monthly  Cyphre and BlackTIE ® Technology provides data protection and security AVI provides for asset protection and operational efficiency using lower bandwidth to stream high quality video content and allows flexibility by streaming feeds over any backhaul that can be viewed on any device CrewConnect™ portfolio is grounded in secure and controlled connectivity; designed to improve crew morale in remote locations and boost operational efficiency through reduced employee turnover MetOcean Systems provide accurate, reliable weather data measurement systems to the international marine, renewable and oil & gas industry to support safe and efficient operations

DATA PROTECTION – FOR ALL ENTERPRISE CUSTOMERS ALWAYS CONNECTED Flexible Deployment Models include cloud, hosted, on-premises, suited and priced to meet IT requirements Technology A data protection appliance based on NXP Semiconductor’s Q or IQ processor Enterprise-class Encrypted File Sync and Share Secure cloud-based collaboration at the individual, group, and enterprise levels Browser-based Interface An intuitive user experience that maximizes productivity and collaboration Key Management Controls The option to control your own keys or give Cyphre control Black Key Encryption Provides an extra layer of hardware encryption Hardware-driven Encryption Protects enterprise data even if hackers access the server Encrypted File Sync Technology Interface Black Key Encryption Deployment Controls Hardware Encryption

NORTH AMERICAN SCADA COVERAGE ALWAYS CONNECTED ALWAYS CONNECTED

SYSTEMS INTEGRATION ALWAYS CONNECTED Design, engineering, procurement, installation and project management for processing facilities and industrial sites Solutions for world-scale capital projects that are fully engineered, assembled and tested by RigNet personnel Each solution is uniquely designed and incorporates a wide range of communication, security and safety technologies

WORLD-SCALE PROJECTS ALWAYS CONNECTED State-of-the-Art Communications Infrastructure Internationally Dispersed Service Centers Design, Engineering, Procurement and Project Management Communications, Security and Safety Equipment Installation

ALWAYS CONNECTED WELL-POSITIONED FOR SUCCESS Unlevered Free Cash Flow and Balance Sheet Flexibility RigNet enables its customers to reach beyond boundaries, investing in applications and solutions designed to improve performance, provide insight and manage risk We develop and implement the technologies customers are demanding to make possibilities a reality Leader in Customer Service Global Footprint Secure Networks Applications to Enhance Performance Increasing Demand for Data and Technology Multi-year Relationships Multi-tenant Business Model

NEAR TERM OBJECTIVES Maintain balance sheet flexibility Focus on cash generation Manage debt effectively Manage costs through strategic sourcing, back-office automation and performance management Invest opportunistically ALWAYS CONNECTED ALWAYS CONNECTED Financial Plan Business Plan Increase ARPU through commercialization of over-the-top solutions and applications Diversify our business and add scale Drive operational improvements

Source: FactSet, as of 06082017 ALWAYS CONNECTED RNET SHARE PERFORMANCE 7/5/2012: Announced Nessco acquisition; RNET stock price at $16.90 per share 8/1/2013: Announced acquisition of Inmarsat Energy Broadband assets and GX commercial distribution agreement; RNET stock price at $27.93 per share 8/20/2013: KKR announced agreement to acquire 27% of RigNet from Cubera; RNET stock price at $33.63 per share 12/29/2014: Announced acquisition of Munaicom; RNET stock price at $44.23 per share 5/22/2017: Announced acquisition of Cyphre Security Solutions; RNET stock price at $17.05 per share 5/31/2016: Named Steve Pickett as CEO; RNET stock price at $12.43 per share 1/7/2016: Announced change of executive leadership; RNET stock price at $17.81 12/8/2015: Named Chip Schneider as CFO; RNET stock price at $21.78 per share 11/4/2015: Announced acquisition of Orgtec S.A. de C.V. (TECNOR); RNET stock price at $31.16 per share 12/14/2010: IPO priced at $12 per share 11/27/2017: RNET stock price at $15.50 per share 7/31/2017: Announced acquisition of ESS; RNET stock price at $18.95 per share 7/24/2017: Announced acquisition of DTS; RNET stock price at $18.50 per share

Adjusted EBITDA We define Adjusted EBITDA as net income (loss) plus interest expense, income tax expense (benefit), depreciation and amortization, impairment of goodwill, intangibles, property, plant and equipment, foreign exchange impact of intercompany financing activities, (gain) loss on retirement of property, plant and equipment, change in fair value of earn-outs and contingent consideration, stock-based compensation, merger and acquisition costs, executive departure costs, restructuring charges and non-recurring items Unlevered Free Cash Flow We define Unlevered Free Cash Flow as Adjusted EBITDA less capital expenditures. Adjusted EBITDA and Unlevered Free Cash Flow should not be considered as an alternative to net income (loss), operating income (loss) or any other measure of financial performance calculated and presented in accordance with GAAP DEFINITIONS OF NON-GAAP FINANCIAL MEASURES ALWAYS CONNECTED

REVENUE ADJUSTED EBITDA UNLEVERED FREE CASH FLOW NET INCOME (LOSS) Source: Company data | Please refer to Appendix for footnotes and definitions of Non-GAAP measures ALWAYS CONNECTED QUARTERLY FINANCIAL SUMMARY ($millions)

REVENUE ADJUSTED EBITDA UNLEVERED FREE CASH FLOW NET INCOME (LOSS) Source: Company data | Please refer to Appendix for footnotes and definitions of Non-GAAP measures ALWAYS CONNECTED ANNUAL FINANCIAL SUMMARY ($ millions)

QUARTERLY RECONCILIATION OF NET LOSS TO ADJUSTED EBITDA AND UNLEVERED FREE CASH FLOW ($ thousands) 3Q16 2Q17 3Q17 NET LOSS (1,448) (4,210) (4,193) INTEREST EXPENSE 729 613 689 DEPRECIATION AND AMORTIZATION 8,305 7,552 7,999 GAIN ON SALES OF PP&E, NET OF RETIREMENTS (14) 13 5 STOCK-BASED COMPENSATION 866 1,116 1,007 RESTRUCTURING COSTS 835 0 767 CHANGE IN FAIR VALUE OF EARN-OUT/CONTIGENT CONSIDERATION (1,279) (846) 0 ACQUISITION COSTS 0 1,916 807 INCOME TAX EXPENSE 540 (101) 762 ADJUSTED EBITDA (NON-GAAP MEASURE) 8,534 6,053 7,843 LESS: CAPITAL EXPENDITURES 1,936 4,911 5,853 UNLEVERED FREE CASH FLOW (NON-GAAP MEASURE) 6,598 1,142 1,990 APPENDIX ALWAYS CONNECTED

($ thousands) 2012 2013 2014 2015 2016 NET INCOME (LOSS) 12,021 16,544 15,983 (16,660) (11,297) INTEREST EXPENSE 1,552 2,283 2,185 2,054 2,708 DEPRECIATION AND AMORTIZATION 17,534 21,049 29,462 32,471 33,556 IMPAIRMENT OF GOODWILL, INTANGIBLES, AND PP&E 0 0 2,719 14,262 397 FX IMPACT OF INTERCOMPANY FINANCING ACTIVITIES 0 0 856 0 0 (GAIN) LOSS ON SALES OF PP&E, NET OF RETIREMENTS (131) 66 (44) (41) (153) STOCK BASED COMPENSATION 2,502 2,963 4,252 3,660 3,389 RESTRUCTURING COSTS 0 0 0 7,410 1,911 CHANGE IN FAIR VALUE OF EARN-OUT/CONTIGENT CONSIDERATION 0 0 0 0 (1,279) EXECUTIVE DEPARTURE COSTS 0 0 0 1,000 1,884 ACQUISITION COSTS 1,372 4,115 2,922 342 240 INCOME TAX EXPENSE 8,733 9,158 15,400 2,409 5,825 ADJUSTED EBITDA (NON-GAAP MEASURE) 43,583 56,178 73,735 46,907 37,181 LESS: CAPITAL EXPENDITURES 21,083 31,093 40,402 32,690 15,197 UNLEVERED FREE CASH FLOW (NON-GAAP MEASURE) 22,500 25,085 33,333 14,217 21,984 ANNUAL RECONCILIATION OF NET INCOME TO ADJUSTED EBITDA AND UNLEVERED FREE CASH FLOW APPENDIX ALWAYS CONNECTED

Investor Presentation 2017 Thank You ALWAYS CONNECTED